Exhibit 10

UBS Ref No. _____________

PLEDGE AGREEMENT

dated as of

March 15, 2010

among

Starr International Company, Inc.

UBS SECURITIES LLC,

UBS AG, STAMFORD BRANCH, as Collateral Agent

and

the other parties
named herein

TABLE OF CONTENTS

SECTION 1. The Security Interests	........................................................................................1
SECTION 2. Definitions	........................................................................................2
SECTION 3. Representations and Warranties of Pledgor	........................................................................................3
SECTION 4. Representations, Warranties and Agreements of the Collateral Agent	........................................................................................3
SECTION 5. Representations, Warranties and Agreements of the Securities Intermediary	........................................................................................4
SECTION 6. Entitlement Orders	........................................................................................5
SECTION 7. Certain Covenants of Pledgor	........................................................................................5
SECTION 8. Administration of the Collateral and Valuation of the Securities	........................................................................................5
SECTION 9. Income and Voting Rights in Collateral	........................................................................................7
SECTION 10. Remedies upon Events of Default	........................................................................................7
SECTION 11. The Collateral Agent	........................................................................................9
SECTION 12. The Securities Intermediary	........................................................................................9
SECTION 13. Miscellaneous	........................................................................................10
SECTION 14. Assignment	........................................................................................11
SECTION 15. Termination of Agreement	........................................................................................11

PLEDGE AGREEMENT

THIS AGREEMENT is made as of March 15, 2010, among Starr International Company, Inc. (the “Pledgor”), UBS AG, STAMFORD BRANCH, as collateral agent (the “Collateral Agent”) hereunder for the benefit of UBS SECURITIES LLC (“Secured Party”), and (if a financial institution shall have executed this Agreement as a Securities Intermediary as defined in the UCC (as defined below)), such institution in its capacity as Securities Intermediary (“Securities Intermediary”).

WHEREAS, pursuant to the Stock Purchase Agreement dated as of the date hereof between Pledgor and Secured Party (as amended from time to time, the “Stock Purchase Agreement”), Pledgor has agreed to sell and Secured Party has agreed to purchase shares of common stock (the “Common Stock”), of American International Group, Inc. (the “Company”) (or security entitlements in respect thereof), or cash in lieu thereof, subject to the terms and conditions of the Stock Purchase Agreement;

WHEREAS, it is a condition to the obligations of Secured Party under the Stock Purchase Agreement that Pledgor, the Securities Intermediary, the Collateral Agent and Secured Party enter into this Agreement and that Pledgor grant the pledge provided for herein;

NOW, THEREFORE, in consideration of their mutual covenants contained herein and to secure the performance by Pledgor of its obligations under the Stock Purchase Agreement and the observance and performance of the covenants and agreements contained herein and in the Stock Purchase Agreement, the parties hereto, intending to be legally bound, hereby mutually covenant and agree as follows:

Section 1. The Security Interests. In order to secure the full and punctual observance and performance of the covenants and agreements contained herein and in the Stock Purchase Agreement:

(a)      Pledgor hereby assigns and pledges to the Collateral Agent, as agent of and for the benefit of Secured Party, security interests in and to, and a lien upon and right of set-off against, and transfers to the Collateral Agent, as agent of and for the benefit of Secured Party, as and by way of a security interest having priority over all other security interests, with power of sale, all of its right, title and interest in and to (i) the Pledged Items described in paragraph (b); (ii) all additions to and substitutions for such Pledged Items (including, without limitation, any securities, instruments or other property delivered or pledged pursuant to Section 7(a) or 8(b)); (iii) all income, proceeds and collections received or to be received, or derived or to be derived, now or any time hereafter (whether before or after the commencement of any proceeding under applicable bankruptcy, insolvency or similar law, by or against Pledgor, with respect to Pledgor) from or in connection with the Pledged Items (including, without limitation, any shares of capital stock issued by the Company in respect of any Common Stock (or security entitlements in respect thereof) constituting Collateral or any cash, securities or other property distributed in respect of or exchanged for any Common Stock (or security entitlements in respect thereof) constituting Collateral, or into which any such Common Stock (or security entitlements in respect thereof) is converted, in connection with any Merger Event, and any security entitlements in respect of any of the foregoing); and (iv) all powers and rights now owned or hereafter acquired under or with respect to the Pledged Items (such Pledged Items, additions, substitutions, proceeds, collections, powers and rights being herein collectively called the “Collateral”). The Collateral Agent shall have all of the rights, remedies and recourses with respect to the Collateral afforded a secured party by the UCC, in addition to, and not in limitation of, the other rights, remedies and recourses afforded to the Collateral Agent by this Agreement.

(b)      On or prior to the date hereof, Pledgor shall deliver to the Collateral Agent in pledge hereunder a number of shares of Common Stock equal to 2,500,000 (the “Initial Pledged Items”), in the manner provided in Section 8(c). As of the Payment Date, such Initial Pledged Items shall include, as Eligible Collateral, at least the Base Amount of shares of Common Stock, free of all Transfer Restrictions (other than any Existing Transfer Restrictions, but with no legends thereon relating to such Existing Transfer Restrictions).

(c)      In the event that the Company at any time issues to Pledgor in respect of any Common Stock (or security entitlements in respect thereof) constituting Collateral hereunder any additional or substitute shares of capital stock of any class (or any security entitlements in respect thereof), Pledgor shall immediately pledge and deliver to the Collateral Agent in accordance with Section 8(c) all such shares and security entitlements as additional Collateral hereunder.

(d)      The Security Interests are granted as security only and shall not subject the Collateral Agent or Secured Party to, or transfer or in any way affect or modify, any obligation or liability of Pledgor or the Company with respect to any of the Collateral or any transaction in connection therewith.

(e)      If any delivery is required to be made on a day on which the financial institution or clearing facility through which a delivery is to be effected is not open for business, such delivery shall instead be required to be made on the first following Business Day on which such financial institution or clearing facility is open for business.

(f)      The Securities Intermediary and the other parties hereto expressly agree that all rights, assets and property held at any time in the Securities Account shall be treated as financial assets within the meaning of Sections 8-102(a)(9) and 8-103 of the UCC.

(g)         The parties hereto hereby agree that (i) the Securities Account is a “securities account” within the meaning of Section 8-501 of the UCC and (ii) the Securities Intermediary’s jurisdiction (within the meaning of Section 8-110(e) of the UCC) in respect of the Securities Account is New York and each such party represents that it has not and agrees that it will not enter into any agreement to the contrary.

Section 2. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Stock Purchase Agreement. As used herein, the following words and phrases shall have the following meanings:

“Authorized Officer” of Pledgor means any officer as to whom Pledgor shall have delivered notice to the Collateral Agent that such officer is authorized to act hereunder on behalf of Pledgor.

“Collateral” has the meaning provided in Section 1(a).

“Collateral Agent” means the financial institution identified as such in the preliminary paragraph hereof, or any successor appointed in accordance with Section 11.

“Collateral Event of Default” has the meaning provided in Section 8(d).

“Default Settlement Date” has the meaning provided in Section 10(a).

“Dividend Proceeds” has the meaning provided in Section 9(a).

“Eligible Collateral” means Common Stock or security entitlements in respect thereof, provided that Pledgor has good and marketable title thereto, free of all Liens (other than the Security Interests) and Transfer Restrictions (other than, on any date on or prior to the Notice Date, the Existing Transfer Restrictions and that the Collateral Agent has a valid, first priority perfected security interest therein, a first lien thereon and control with respect thereto, and provided further that to the extent the number of shares of Common Stock or security entitlements in respect thereof pledged hereunder exceeds at any time the Maximum Deliverable Number thereof, such excess shares shall not be Eligible Collateral.

“Event of Default” has the meaning provided in the Stock Purchase Agreement.

“Existing Transfer Restrictions” means the Transfer Restrictions on the shares of Common Stock or security entitlements in respect thereof pledged hereunder imposed by Rule 144 under the Securities Act as a result of such shares of Common Stock being “control securities” or “restricted securities”, in each case as defined in Rule 144 under the Securities Act.

“Initial Pledged Items” has the meaning provided in Section 1(b).

“Location” means, with respect to any party, the place such party is “deemed located” within the meaning of Section 9-307(b)(3) of the UCC.

“Maximum Deliverable Number” means initially the number of shares of Common Stock included in the Initial Pledged Items, and on any date after the Notice Date, a number of shares of Common Stock or security entitlements in respect thereof equal to the Base Amount multiplied successively by each adjustment that shall have been calculated on or prior to such date pursuant to Article 7 of the Stock Purchase Agreement.

“Other Securities Intermediary Liens” has the meaning set forth in Section 5(d).

“Person” means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Pledged Items” means, as of any date, any and all securities and instruments delivered by Pledgor to be held by the Collateral Agent under this Agreement as Collateral.

“Securities Account” means the account in the name of Pledgor or the Collateral Agent, as the case may be, at the Securities Intermediary in or to which certain of the Collateral is to be deposited or credited in accordance with this agreement.

“Security Interests” means the security interests in the Collateral created hereby.

“Securities Intermediary” means the financial institution or clearing facility identified as such in the preliminary paragraph hereof, or any successor appointed by the Collateral Agent.

“UCC” means the Uniform Commercial Code as in effect in the State of New York.

Section 3. Representations and Warranties of Pledgor.  Pledgor hereby represents and warrants to the Collateral Agent and Secured Party that:

(a)      Pledgor (i) acquired and made full payment for all shares of Common Stock pledged hereunder (or in respect of which security entitlements are pledged hereunder) on or before the date that is six months prior to the date of this Agreement as computed in accordance with Rule 144(d), (ii) owns and, at all times prior to the release of the Collateral pursuant to the terms of this Agreement, will own the Collateral free and clear of any Liens (other than the Security Interests) or Transfer Restrictions (other than the Existing Transfer Restrictions) and (iii) is not and will not become a party to or otherwise bound by any agreement, other than this Agreement, that (x) restricts in any manner the rights of any present or future owner of the Collateral with respect thereto or (y) provides any person other than Pledgor, the Collateral Agent, Secured Party or any securities intermediary (including the Securities Intermediary) (but, in the case of any such securities intermediary, only with respect to Collateral held through it) with control (as defined in Section 8-106 of the UCC) with respect to any Collateral.

(b)      Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests, no financing statement, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral.

(c)      All shares of Common Stock at any time pledged hereunder (or in respect of which security entitlements are pledged hereunder) are and will be issued by an issuer organized under the laws of the United States, any State thereof or the District of Columbia and (i) certificated (and the certificate or certificates in respect of such shares of Common Stock are and will be located in the United States) and registered in the name of Pledgor or held through a securities intermediary whose securities intermediary’s jurisdiction (within the meaning of Section 8-110(e) of the UCC) is located in the United States or (ii) uncertificated and either registered in the name of Pledgor or held through a securities intermediary whose securities intermediary’s jurisdiction (within the meaning of Section 8-110(e) of the UCC) is located in the United States.

(d)      Upon (i) the delivery of certificates evidencing any Common Stock to the Collateral Agent in accordance with Section 8(c)(A), (ii) in the case of uncertificated Common Stock, registration of such Common Stock in the name of the Securities Intermediary or its nominee in accordance with Section 8(c)(B) or (iii) the crediting of any Common Stock in respect of which the Pledgor has a security entitlement to a securities account maintained by the Securities Intermediary at another securities intermediary in accordance with Section 8(c)(C) and in each case the crediting of any such Common Stock to the Securities Account in accordance with Section 8(c)(C), the Collateral Agent will have, for the benefit of Secured Party, a valid and, so long as the Securities Intermediary retains possession of such certificates or such uncertificated Common Stock remains so registered and such Common Stock continues to be credited to the Securities Account, perfected security interest in a securities entitlement in respect thereof, in respect of which the Collateral Agent will have control subject to no prior Lien.

(e)      No registration, recordation or filing with any governmental body, agency or official is required in connection with the execution and delivery of this Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interests, other than the filing of financing statements in any appropriate jurisdiction.

(f)      Pledgor has not performed and will not perform any acts that might prevent the Collateral Agent from enforcing any of the terms of this Agreement or that might limit the Collateral Agent in any such enforcement.

(g)      The Location of Pledgor is the address set forth in Section 13(d), and under the Uniform Commercial Code as in effect in such Location, no local filing is required to perfect a security interest in collateral consisting of general intangibles.

Section 4. Representations, Warranties and Agreements of the Collateral Agent. The Collateral Agent represents and warrants to, and agrees with, Pledgor and Secured Party that:

(a)      The Collateral Agent is a corporation, duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all powers and all material governmental licenses, authorizations, consents and approvals required to enter into, and perform its obligations under, this Agreement.

(b)      The execution, delivery and performance by the Collateral Agent of this Agreement have been duly authorized by all necessary action on the part of the Collateral Agent and do not and will not violate, contravene or constitute a default under any provision of applicable law or regulation or of the certificate of formation or by-laws of the Collateral Agent or of any material agreement, judgment, injunction, order, decree or other instrument binding upon the Collateral Agent.

(c)      This Agreement constitutes a valid and binding agreement of the Collateral Agent enforceable against the Collateral Agent in accordance with its terms.

(d)      The Collateral Agent has not and will not enter into any agreement pursuant to which any person other than Pledgor, the Collateral Agent, Secured Party or any securities intermediary through whom any Collateral is held (but in the case of any such securities intermediary only in respect of Collateral held through it) has or will have control (within the meaning of Section 8-106 of the UCC) with respect to any Collateral.

(e)      The Collateral Agent hereby agrees that all liens, pledges and other security interests of any kind or nature held by it (other than liens, pledges and security interests arising hereunder) in any of the Collateral securing any obligation to the Collateral Agent (either in such capacity or in any other capacity) (collectively, “Other Liens”) shall be subordinate and junior to the liens, pledges and security interests in the Collateral arising hereunder and that the Collateral Agent will take no action to enforce any Other Liens so long as any obligation under the Stock Purchase Agreement or hereunder (whether or not then due) should remain unsatisfied.

Section 5.  Representations, Warranties and Agreements of the Securities Intermediary.  The Securities Intermediary represents and warrants to, and agrees with, each of the Collateral Agent, Secured Party and Pledgor that:

                   (a)the Securities Intermediary is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to enter into, and perform its obligations under, this Agreement;

                  (b)the execution, delivery and performance by the Securities Intermediary of this Agreement have been duly authorized by all necessary corporate action on the part of the Securities Intermediary (no action by the shareholders of the Securities Intermediary being required) and do not and will not violate, contravene or constitute a default under any provision of applicable law or regulation or of the charter or by-laws of the Securities Intermediary or of any material agreement, judgment, injunction, order, decree or other instrument binding upon the Securities Intermediary;

                   (c)this Agreement constitutes a valid and binding agreement of the Securities Intermediary enforceable against the Securities Intermediary in accordance with its terms;

                   (d)the Securities Intermediary hereby agrees that (i) all liens, pledges and other security interests of any kind or nature held by it in any of the Collateral securing any obligation to the Securities Intermediary (either in such capacity or in any other capacity), other than liens securing the obligations of Pledgor to it hereunder (collectively, “Other Securities Intermediary Liens”) shall be subordinate and junior to the liens, pledges and security interest in the Collateral arising hereunder and that the Securities Intermediary will take no action to enforce any Other Securities Intermediary Liens so long as any obligation under the Stock Purchase Agreement or hereunder (whether or not then due) should remain unsatisfied and (ii) its obligations in respect of any Collateral will not be subject to deduction, set-off, recoupment, banker’s lien or any other right in respect of obligations owed by Pledgor or any other person to the Securities Intermediary;

                  (e)the Securities Intermediary is not and will not become a party to or otherwise bound by any agreement, other than this Agreement, that provides any person with control (as defined in Section 8-106 of the UCC) with respect to any of the Collateral; and

(f)       the Securities Intermediary is a “securities intermediary” within the meaning of Section 8-102(14) of the UCC and is acting in such capacity in respect of the Securities Account and all Collateral held therein or credited thereto.

Section 6.  Entitlement Orders.

(a)           The Securities Intermediary agrees that it will comply with entitlement orders originated by the Collateral Agent in respect of the Securities Account and any Collateral or other assets or property held therein or credited thereto without further consent from Pledgor or any other person.  Pledgor hereby consents to the foregoing agreement.

(b)           The Securities Intermediary agrees that it will not comply with entitlement orders originated by the Pledgor or any other Person (other than the Collateral Agent or Secured Party) in respect of the Securities Account and any Collateral or other assets or property held therein or credited thereto until it shall have received written notice from the Collateral Agent that it may comply with such entitlement orders.

Section 7. Certain Covenants of Pledgor.  Pledgor agrees that, so long as any of its obligations under the Stock Purchase Agreement remain outstanding:

               (a)         Pledgor shall ensure at all times that a Collateral Event of Default shall not occur, and shall pledge additional Collateral in the manner described in Sections 8(b) and 8(c) as necessary to cause such requirement to be met.

               (b)         Pledgor shall, at the expense of Pledgor and in such manner and form as Secured Party or the Collateral Agent may require, give, execute, deliver, file and record any financing statement, notice, instrument, document, agreement or other documents as may be necessary or desirable in order to create, preserve, perfect, substantiate or validate any security interest granted pursuant hereto or to enable the Collateral Agent to exercise and enforce its rights and the rights of Secured Party hereunder with respect to such security interest. To the extent permitted by applicable law, Pledgor hereby authorizes the Collateral Agent to execute and file, in the name of Pledgor or otherwise, UCC financing or continuation statements (which may be, or may attach, carbon, photographic, photostatic or other reproductions of this Agreement or of a financing statement relating to this Agreement) that the Collateral Agent in its sole discretion may deem necessary or appropriate to further perfect, or maintain the perfection of, the Security Interests.

               (c)         Pledgor shall warrant and defend its title to the Collateral, subject to the rights of the Collateral Agent and Secured Party, against the claims and demands of all persons. The Collateral Agent and Secured Party (or, as they may agree, one of them) may elect, but without an obligation to do so, to discharge any Lien of any third party on any of the Collateral.

               (d)         Pledgor agrees that it shall not change (1) its name, identity or corporate structure in any manner or (2) its Location, unless in either case (A) it shall have given the Collateral Agent not less than 30 days’ prior notice thereof and (B) such change shall not cause any of the Security Interests to become unperfected or subject any Collateral to any other Lien.

               (e)         Pledgor agrees that it shall not (1) create or permit to exist any Lien (other than the Security Interests) or any Transfer Restriction (other than, on any date on or prior to the Notice Date, the Existing Transfer Restrictions) upon or with respect to the Collateral, (2) sell or otherwise dispose of, or grant any option with respect to, any of the Collateral or (3) enter into or consent to any agreement pursuant to which any person other than Pledgor, the Collateral Agent, Secured Party and any securities intermediary (including the Securities Intermediary) through whom any of the Collateral is held (but in the case of any such securities intermediary only in respect of Collateral held through it) has or will have control (within the meaning of Section 8-106 of the UCC) in respect of any Collateral.

Section 8. Administration of the Collateral and Valuation of the Securities.

               (a)        The Collateral Agent shall determine on each Business Day whether a Collateral Event of Default shall have occurred.

               (b)         Pledgor may pledge additional Collateral hereunder at any time. Concurrently with the delivery of any additional Eligible Collateral, Pledgor shall deliver to the Collateral Agent a certificate of an Authorized Officer of Pledgor substantially in the form of Exhibit A hereto and dated the date of such delivery, (A) identifying the additional items of Eligible Collateral being pledged and (B) certifying that with respect to such items of additional Eligible Collateral the representations and warranties contained in paragraphs (a), (b), (c), (d) and (e) of Section 3 are true and correct with respect to such Eligible Collateral on and as of the date thereof. Pledgor hereby covenants and agrees to take all actions required under Section 8(c) and any other actions necessary to create for the benefit of the Collateral Agent a valid, first priority, perfected security interest in, and a first lien upon, such additional Eligible Collateral.

(c)         Any delivery of Common Stock (or security entitlement in respect thereof) as Collateral to the Collateral Agent by Pledgor shall be effected (A) in the case of Collateral consisting of certificated Common Stock registered in the name of Pledgor, by delivery of certificates representing such Common Stock to the Securities Intermediary, accompanied by any required transfer tax stamps, and in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, all in form and substance satisfactory to the Collateral Agent, (B) in the case of Collateral consisting of uncertificated Common Stock registered in the name of Pledgor, by transmission by Pledgor of an instruction to the issuer of such Common Stock instructing such issuer to register such Common Stock in the name of the Securities Intermediary or its nominee, accompanied by any required transfer tax stamps, and the issuer’s compliance with such instructions and the crediting of such Common Stock to the Securities Account or (C) in the case of Common Stock in respect of which security entitlements are held by Pledgor through a securities intermediary, by the crediting of such Common Stock, accompanied by any required transfer tax stamps, to a securities account of the Securities Intermediary at such securities intermediary or, at the option of the Collateral Agent and the Securities Intermediary, at another securities intermediary satisfactory to the Collateral Agent and the Securities Intermediary and the crediting of such Common Stock to the Securities Account. Upon delivery of any such Pledged Item under this Agreement, the Securities Intermediary shall examine such Pledged Item and any certificates delivered pursuant to Section 8(b) or otherwise pursuant to the terms hereof in connection therewith to determine that they comply as to form with the requirements for Eligible Collateral.

(d)         If on any Business Day the Collateral Agent determines that a Collateral Event of Default shall have occurred, the Collateral Agent shall promptly notify Pledgor of such determination by telephone call to an Authorized Officer of Pledgor followed by a written confirmation of such call. A “Collateral Event of Default” shall mean, at any time, the occurrence of either of the following: (A) failure of the Collateral to include, as Eligible Collateral, at least the Maximum Deliverable Number of shares of Common Stock or (B) failure at any time of the Security Interests to constitute valid and perfected security interests in all of the Collateral, subject to no prior or equal Lien, or assertion of such by Pledgor in writing.

(e)         If on any Business Day the Collateral Agent determines that no Event of Default or failure by Pledgor to meet any of its obligations under Sections 7 or 8 hereof has occurred and is continuing, Pledgor may obtain the release of the Security Interests with respect to any Collateral upon delivery to the Collateral Agent of a written notice from an Authorized Officer of Pledgor indicating the items of Collateral to be released so long as, after such release, no Collateral Event of Default shall have occurred.

(f)         On the Settlement Date, unless (i) Pledgor shall have otherwise effected the deliveries required by Section 2.2(e) of the Stock Purchase Agreement or shall have delivered the Cash Settlement Amount to Secured Party in lieu of shares of Common Stock (or security entitlements in respect thereof) in accordance with Section 2.3 of the Stock Purchase Agreement or (ii) the Common Stock (or security entitlements in respect thereof) then held by the Collateral Agent hereunder (whether or not through the Securities Account) is not Unrestricted Stock, the Collateral Agent shall deliver or instruct the Securities Intermediary to deliver (and Pledgor hereby irrevocably instructs the Collateral Agent to deliver or instruct the Securities Intermediary to deliver, in whole or partial, as the case may be, satisfaction of Pledgor’s obligations to deliver shares of Common Stock (or security entitlements in respect thereof) to Secured Party on the Settlement Date pursuant to the Stock Purchase Agreement) to Secured Party shares of Common Stock (or security entitlements in respect thereof) then held by it hereunder representing the number of shares of Common Stock (or security entitlements in respect thereof) required to be delivered under the Stock Purchase Agreement on the Settlement Date. Upon any such delivery, Secured Party shall hold such shares of Common Stock (or security entitlements in respect thereof) absolutely and free from any claim or right whatsoever (including, without limitation, any claim or right of Pledgor).

(g)         The Collateral Agent may at any time or from time to time, in its sole discretion, cause any or all of the Common Stock pledged hereunder (or in respect of which security entitlements are pledged hereunder) registered in the name of Pledgor or held through a securities intermediary in the name of the Pledgor or its nominee, to be transferred of record into, or held through a securities intermediary in, the name of the Collateral Agent or its nominee. Pledgor shall promptly give to the Collateral Agent copies of any notices or other communications received by Pledgor with respect to the Common Stock (or security entitlements in respect thereof) pledged hereunder registered, or held through a securities intermediary, in the name of Pledgor or its nominee and the Collateral Agent shall promptly give to Pledgor copies of any notices and communications received by the Collateral Agent with respect to the Common Stock (or security entitlements in respect thereof) pledged hereunder registered, or held through a securities intermediary, in the name of the Collateral Agent or its nominee.

(h)         Pledgor agrees that it shall forthwith upon demand pay to the Collateral Agent: (i) the amount of any taxes that the Collateral Agent or Secured Party may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon, and (ii) the amount of any and all out-of-pocket expenses, including the fees and disbursements of counsel and of any other advisors or experts, that the Collateral Agent or Secured Party may incur in connection with (A) the enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of the Security Interests, (B) the collection, sale or other disposition of any of the Collateral, (C) the exercise by the Collateral Agent of any of the rights conferred upon it hereunder or (D) any Event of Default. Any such amount not paid on demand shall bear interest (computed on the basis of a year of 360 days and payable for the actual number of days elapsed) at a rate per annum equal to 2% plus the rate announced from time to time by The Chase Manhattan Bank in New York City as its prime rate.

(i)         Without limiting the rights and obligations of the parties under this Agreement, the Collateral Agent shall, notwithstanding Section 9-207 of the UCC, have the right to sell, lend, pledge, rehypothecate or assign to any party (including without limitation, any of its affiliates), invest, use, commingle or otherwise dispose of, or otherwise use in its business, any Collateral it holds, free from any claim or right of any nature whatsoever of Pledgor, including any equity or right of redemption by Pledgor.

Section 9. Income and Voting Rights in Collateral.

(a)         The Collateral Agent shall have the right to receive and retain as Collateral hereunder  all proceeds (including Cash Dividends) of the Collateral and Pledgor shall take all such action as the Collateral Agent shall deem necessary or appropriate to give effect to such right.  All such proceeds including, without limitation, all dividends and other payments and distributions that are received by Pledgor shall be received in trust for the benefit of the Collateral Agent and Secured Party and, if the Collateral Agent so directs, shall be segregated from other funds of Pledgor and shall, forthwith upon demand by the Collateral Agent  be paid over to the Collateral Agent as Collateral in the same form as received (with any necessary endorsement). The Collateral Agent is hereby authorized and instructed to pay to the Secured Party any and all Cash Dividends received by it hereunder as Collateral to be used by the Secured Party toward satisfaction of Pledgor’s obligations under Section 7.4 of the Stock Purchase Agreement.

(b)         Unless an Event of Default shall have occurred and be continuing, Pledgor shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Collateral. If an Event of Default shall have occurred and be continuing, the Collateral Agent shall have the right, to the extent permitted by law, and Pledgor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and to take any other action with respect to any or all of the Collateral with the same force and effect as if the Collateral Agent were the absolute and sole owner thereof.

Section 10. Remedies upon Events of Default.

(a)           If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise on behalf of Secured Party all the rights of a secured party under the Uniform Commercial Code (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, shall: (i) deliver, or instruct the Securities Intermediary to deliver, all Collateral consisting of shares of Common Stock (or security entitlements in respect thereof) (but not in excess of the number thereof deliverable under the Stock Purchase Agreement at such time) to Secured Party on the date of the Acceleration Amount Notice relating to such Event of Default (the “Default Settlement Date”) in satisfaction of Pledgor’s obligations to deliver Common Stock (or security entitlements in respect thereof) under the Stock Purchase Agreement, whereupon Secured Party shall hold such shares of Common Stock (or security entitlements in respect thereof) absolutely free from any Lien, claim or right of any kind, including any equity or right of redemption of Pledgor that may be waived or any other right or claim of Pledgor, and Pledgor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal that it has or may have under any law now existing or hereafter adopted; and (ii) if such delivery shall be insufficient to satisfy in full all of the obligations of Pledgor under the Stock Purchase Agreement or hereunder, sell all of the remaining Collateral, or such lesser portion thereof as may be necessary to generate proceeds sufficient to satisfy in full all of the obligations of Pledgor under the Stock Purchase Agreement or hereunder, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Collateral Agent may deem satisfactory. Pledgor covenants and agrees that it will execute and deliver such documents and take such other action as the Collateral Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Collateral Agent shall have the right to deliver, assign and transfer to the buyer thereof the Collateral so sold. Each buyer at any such sale shall hold the Collateral so sold absolutely and free from any Lien, claim or right of any kind, including any equity or right of redemption of Pledgor that may be waived or any other right or claim of Pledgor, and Pledgor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal that it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 9-504 of the UCC shall (1) in case of a public sale, state the time and place fixed for such sale, (2) in case of sale at a broker’s board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine. The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the buyer thereof, but the Collateral Agent shall not incur any liability in case of the failure of such buyer to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Collateral Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

(b)           Pledgor hereby irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of Pledgor, the Collateral Agent or Secured Party or otherwise, for the sole use and benefit of the Collateral Agent and Secured Party, but at the expense of Pledgor, to the extent permitted by law, to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

(i)	to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

(ii)	to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

(iii)
to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof (including, without limitation, the giving of instructions and entitlement orders in respect thereof), and

(iv)	to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Collateral Agent shall give Pledgor not less than one day’s prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral that (A) threatens to decline speedily in value, including, without limitation, equity securities, or (B) is of a type customarily sold on a recognized market. The Collateral Agent and Pledgor agree that such notice (if any is required) constitutes “reasonable notification” within the meaning of Section 9-504(3) of the UCC.

(c)           Upon any delivery or sale of all or any part of any Collateral made either under the power of delivery or sale given hereunder or under judgment or decree in any judicial proceedings for foreclosure or otherwise for the enforcement of this Agreement, the Collateral Agent is hereby irrevocably appointed the true and lawful attorney of Pledgor, in the name and stead of Pledgor, to make all necessary deeds, bills of sale, instruments of assignment, transfer or conveyance of the property, and all instructions and entitlement orders in respect of the property thus delivered or sold. For that purpose the Collateral Agent may execute all such documents, instruments, instructions and entitlement orders. This power of attorney shall be deemed coupled with an interest, and Pledgor hereby ratifies and confirms that which its attorney acting under such power, or such attorney’s successors or agents, shall lawfully do by virtue of this Agreement. If so requested by the Collateral Agent, by Secured Party or by any buyer of the Collateral or a portion thereof, Pledgor shall further ratify and confirm any such delivery or sale by executing and delivering to the Collateral Agent, to Secured Party or to such buyer or buyers at the expense of Pledgor all proper deeds, bills of sale, instruments of assignment, conveyance or transfer, releases, instructions and entitlement orders as may be designated in any such request.

(d)           In the case of an Event of Default, the Collateral Agent may proceed to realize upon the security interest in the Collateral against any one or more of the types of Collateral, at any time, as the Collateral Agent shall determine in its sole discretion subject to the foregoing provisions of this Section 10. The proceeds of any sale of, or other realization upon, or other receipt from, any of the Collateral shall be applied by the Collateral Agent in the following order of priorities:

first, to the payment to the Collateral Agent of the expenses of such sale or other realization, including reasonable compensation to the Collateral Agent and its agents and counsel, and all expenses, liabilities and advances incurred or made by the Collateral Agent in connection therewith, including brokerage fees in connection with the sale by the Collateral Agent of any Collateral;

second, to the payment to Secured Party of an amount equal to the aggregate Market Value of a number of shares of Common Stock equal to (i) the number of shares of Common Stock (or security entitlements in respect thereof) that would be required to be delivered under Section 8.1 of the Stock Purchase Agreement on the Default Settlement Date without giving effect to the proviso therein minus (ii) the number of shares of Common Stock (or security entitlements in respect thereof) delivered by the Collateral Agent to Secured Party on the Default Settlement Date as described in Section 10(a) and of an amount equal to unpaid obligations of Pledgor pursuant to Section 7.4 of the Stock Purchase Agreement;

finally, if all of the obligations of Pledgor hereunder and under the Stock Purchase Agreement have been fully discharged or sufficient funds have been set aside by the Collateral Agent at the request of Pledgor for the discharge thereof, any remaining proceeds shall be released to Pledgor.

Section 11. The Collateral Agent.

(a)           Secured Party hereby irrevocably appoints and authorizes the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Collateral Agent by the terms hereof, together with all such powers as are reasonably incidental thereto.

(b)           The obligations of the Collateral Agent hereunder are only those expressly set forth in this Agreement.

(c)           The Collateral Agent may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

(d)           Neither the Collateral Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection with this Agreement (1) with the consent or at the request of Secured Party or (2) in the absence of its own gross negligence or willful misconduct. The Collateral Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

(e)           Pledgor shall indemnify the Collateral Agent against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from the Collateral Agent’s gross negligence or willful misconduct) that the Collateral Agent may suffer or incur in connection with this Agreement or any action taken or omitted by the Collateral Agent hereunder.

(f)           Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent, bailee, clearing corporation or securities intermediary or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent, bailee, clearing corporation or securities intermediary selected by the Collateral Agent in good faith (or selected by an agent, bailee, clearing corporation or securities intermediary so selected by the Collateral Agent or by any agent, bailee, clearing corporation or securities intermediary selected in accordance with this parenthetical phrase).

(g)           Any corporation or association into which the Collateral Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its agency business or assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, shall, subject to the prior written consent of Secured Party, be and become a successor Collateral Agent hereunder and vested with all of the title to the Collateral and all of the powers, discretions, immunities, privileges and other matters as was its predecessor without, except as provided above, the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 12.  The Securities Intermediary.

(a)           Secured Party hereby irrevocably appoints and authorizes the Securities Intermediary to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Securities Intermediary by the terms hereof, together with all such powers as are reasonably incidental thereto.

(b)           The obligations of the Securities Intermediary hereunder are only those expressly set forth in this Agreement.

               (c)           The Securities Intermediary may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

(d)           Neither the Securities Intermediary nor any of its directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection with this Agreement (1) with the consent or at the request of Secured Party or (2) in the absence of its own gross negligence or willful misconduct.  The Securities Intermediary shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

(e)           Pledgor shall indemnify the Securities Intermediary against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from the Securities Intermediary’s gross negligence or willful misconduct) that the Securities Intermediary may suffer or incur in connection with this Agreement or any action taken or omitted by the Securities Intermediary hereunder.

(f)           Beyond the exercise of reasonable care in the custody thereof, the Securities Intermediary shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent, bailee, clearing corporation or securities intermediary or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.  The Securities Intermediary shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent, bailee, clearing corporation or securities intermediary selected by the Securities Intermediary in good faith (or selected by an agent, bailee, clearing corporation or securities intermediary so selected by the Securities Intermediary or by any agent, bailee, clearing corporation or securities intermediary selected in accordance with this parenthetical phrase).

(g)           Any corporation or association into which the Securities Intermediary may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its agency business or assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, shall, subject to the prior written consent of Secured Party, be and become a successor Securities Intermediary hereunder and vested with all of the title to the Collateral and all of the powers, discretions, immunities, privileges and other matters as was its predecessor without, except as provided above, the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 13. Miscellaneous.

(a)           Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. All the covenants and agreements herein contained by or on behalf of Pledgor and the Collateral Agent and the Securities Intermediary shall bind, and inure to the benefit of, their respective successors and assigns whether so expressed or not, and shall be enforceable by and inure to the benefit of Secured Party and its successors and assigns.

(b)           To the extent permitted by law, the unenforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

(c)           Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Pledgor, the Collateral Agent, Secured Party and, if the rights and duties of the Securities Intermediary are affected thereby, the Securities Intermediary or, in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(d)           All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard forms of telecommunication. Notices to Pledgor shall be directed to it at 101 Baarerstrasse, CH6300, Zug, Switzerland V841; Attention: Stuart Osborne, with copies to the attention of Bertil Lundqvist at C.V Starr & Co., Inc., 399 Park Avenue, 17th Floor, New York, NY 10022, and Michael Warantz at C.V Starr & Co., Inc., 399 Park Avenue, 8th Floor, New York, NY 10022; notices to the Collateral Agent shall be directed to it at 677 Washington Blvd., Stamford, CT 06901, Telecopy No. 203-719-0680, Attention: Equities Legal; notices to Secured Party shall be directed to 677 Washington Blvd., Stamford, CT 06901, Telecopy No. 203-719-0680, Attention: Equities Legal, with, in each case a copy at the above address to the attention of  High Net Worth Derivatives (Telecopy: 203-326-2756) and  Legal Affairs (Equities) (Telecopy: 203-719-7317); notices to the Securities Intermediary shall be directed to it at the address last notified to the Collateral Agent, Secured Party and the Pledgor.

(e)           This Agreement shall in all respects be construed in accordance with and governed by the laws of the State of New York (without reference to choice of law doctrine); provided that as to Pledged Items located in any jurisdiction other than the State of New York, the Collateral Agent on behalf of Secured Party shall, in addition to any rights under the laws of the State of New York, have all of the rights to which a secured party is entitled under the laws of such other jurisdiction. The parties hereto hereby agree that the Collateral Agent’s jurisdiction, within the meaning of Section 8-110(e) of the UCC, insofar as it acts as a securities intermediary hereunder or in respect hereof, is the State of New York. To the extent permitted by law, the unenforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

(f)           Each party hereto irrevocably submits, to the extent permitted under applicable law, to the non-exclusive jurisdiction of the federal and state courts located in the Borough of Manhattan, State of New York.

(g)           Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or the Stock Purchase Agreement. Each party certifies (i) that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not seek to enforce the foregoing waiver in the event of any such suit, action or proceeding and (ii) acknowledges that it and each other party have entered into this Agreement and the Stock Purchase Agreement, as applicable, in reliance on, among other things, the mutual waivers and certifications in this Section.

(h)           This Agreement may be executed, acknowledged and delivered in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same agreement.

Section 14. Assignment. This Pledge Agreement may not be assigned, nor may any obligation hereunder be delegated, by Pledgor without the prior written consent of Secured Party, and any purported assignment, or delegation, without such consent shall be null and void. Secured Party may and shall transfer its rights and obligations hereunder to any person to whom Secured Party transfers its interests and obligations under the Stock Purchase Agreement upon the same terms and conditions applicable to such assignments therein.

Section 15. Termination of Pledge Agreement. This Agreement and the rights hereby granted by Pledgor in the Collateral shall cease, terminate and be void upon fulfillment of all of the obligations of Pledgor under the Stock Purchase Agreement and hereunder. Upon written confirmation by Secured Party of such fulfillment by Pledgor, any Collateral remaining at the time of such termination shall be fully released and discharged from the Security Interests and delivered to Pledgor by the Collateral Agent (or by the Securities Intermediary upon the instructions of the Collateral Agent), all at the request and expense of Pledgor.

[signature page follows]

IN WITNESS WHEREOF, the parties have signed this Agreement as of the date and year first above written.

PLEDGOR:

Starr International Company, Inc.

By: /s/Howard I. Smith
Name:  Howard I. Smith
Title:  Attorney-in-Fact

COLLATERAL AGENT:

UBS AG, STAMFORD BRANCH,
      as Collateral Agent

By: /s/Hina Mehta
Name:  Hina Mehta
Title:  Executive Director and Counsel, Region Americas Legal

By: /s/Cynthia A. Stevens
Name:  Cynthia A. Stevens
Title:  Associate Director, Region Americas Legal, Equities Section

SECURED PARTY:

UBS SECURITIES LLC

By:  /s/Paul Somma
Name:  Paul Somma
Title:   Executive Director Equities

By:  /s/Nick Rigby
Name:  Nick Rigby
Title: Director Equities

SECURITIES INTERMEDIARY:

__________________________,
as Securities Intermediary

By:  _______________________
Name:
Title:

By:  _______________________
Name:
Title:

Exhibit A
to
Pledge Agreement

CERTIFICATE FOR ADDITIONAL COLLATERAL

The undersigned, Starr International Company, Inc. (“Pledgor”), hereby certifies, pursuant to Section 8(b) of the Pledge Agreement, dated as of March 15, 2010, among Pledgor, UBS AG, Stamford Branch, as Collateral Agent, ___________________________, as the Securities Intermediary, and Secured Party (the “Pledge Agreement”; terms defined in the Pledge Agreement being used herein as defined therein), that:

1. Pledgor is delivering, or causing to be delivered in accordance with Section 8(c) of the Pledge Agreement, the following securities (or security entitlements in respect thereof) to the Collateral Agent to be held by the Collateral Agent as additional Collateral (the “Additional Collateral”):

2. Pledgor hereby represents and warrants to the Collateral Agent that the Additional Collateral is Eligible Collateral and that the representations and warranties contained in paragraphs (a), (b), (c), (d), and (e) of Section 3 of the Pledge Agreement are true and correct with respect to the Additional Collateral on and as of the date hereof.

This Certificate may be relied upon by Secured Party as fully and to the same extent as if this Certificate had been specifically addressed to Secured Party.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this ___ day of __________, 2010.

Starr International Company, Inc.

____________________________